UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-1886

Seligman Capital Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	06/30/04

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

SELIGMAN CAPITAL FUND, INC.
Semi-Annual Report June 30, 2004

Seligman
Capital Fund, Inc.

Mid-Year Report June 30, 2004 Seeking Capital Appreciation by Investing in Mid-Capitalization Growth Stocks

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents
To The Shareholders	1
Performance Overview	2
Portfolio Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Notes to Financial Statements	13
Financial Highlights	19
Board of Directors and Executive Officers . . . .	24
For More Information	back cover

To The Shareholders

Your mid-year shareholder report for Seligman Capital Fund, Inc. follows this letter. This report contains the Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended June 30, 2004, the Fund posted a total return of 6.51% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper Mid-Cap Growth Funds Average, returned 4.53%, and the Russell MidCap Growth Index returned 5.94%.

We appreciate your continued support of Seligman Capital Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 13, 2004

1

Performance Overview (unaudited)

Investment Results
Total Returns
For Periods Ended June 30, 2004

		Average Annual
	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A**
With Sales Charge	1.46%	24.65%	3.06%	12.27%	n/a		n/a	n/a	n/a
Without Sales Charge	6.51	30.90	4.06	12.82	n/a		n/a	n/a	n/a

Class B**
With CDSC†	1.07	24.88	3.01	n/a	n/a		n/a	n/a	n/a
Without CDSC	6.07	29.88	3.29	n/a	8.23%		n/a	n/a	n/a

Class C**
With Sales Charge and CDSC††	4.02	27.66	3.10	n/a	n/a		4.92%	n/a	n/a
Without Sales Charge and CDSC	6.06	29.91	3.31	n/a	n/a		5.13	n/a	n/a

Class D**
With 1% CDSC	5.06	28.83	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	6.06	29.83	3.30	11.92	n/a		n/a	n/a	n/a

Class I**	6.73	31.49	n/a	n/a	n/a		n/a	(0.40)%	n/a

Class R**
With 1% CDSC	5.40	29.69	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	6.40	30.69	n/a	n/a	n/a		n/a	n/a	33.28%

Lipper Mid-Cap Growth Funds Average***	4.53	22.64	1.24	9.73	5.91	†††	2.84	2.34	29.38

Russell MidCap Growth Index***	5.94	27.33	0.49	10.87	7.60		2.10	5.18	34.60

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
6/30/04	$18.81	$15.91	$15.94	$15.93	$19.04	$18.78
12/31/03	17.66	15.00	15.03	15.02	17.84	17.65
6/30/03	14.37	12.25	12.27	12.27	14.48	14.37

The rates of return will vary and the principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance. Past performance is not indicative of future investment results. Current performance may be higher or lower than the performance shown above.
(Continued on page 3.)

2

Performance Overview (unaudited)
(Continued from page 2.)

Returns for periods prior to September 26, 2002, do not reflect the increased management fee. Had such increase of management fee been reflected for periods prior to September 26, 2002, returns would have been lower. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursement, returns that include those periods would be lower.
__________
*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

***
The Lipper Mid-Cap Growth Funds Average and the Russell MidCap Growth Index are unmanaged and assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The Russell MidCap Growth Index also excludes the effect of fees. The Lipper Mid-Cap Growth Funds Average is an average of US mutual funds that invest primarily in mid-cap growth stocks. The Russell MidCap Growth Index measures the performance of mid-cap growth stocks. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months.
†††	From April 25,1996.

3

Portfolio Overview (unaudited)

Diversification of Net Assets
June 30, 2004

			Percent of Net Assets
			June 30,	December 31,
Issues	Cost	Value	2004	2003
Common Stocks:
Automobiles and Components	1	$5,491,749	$7,260,513	1.2	1.9
Capital Goods	4	27,801,156	29,626,800	4.7	5.1
Chemicals	2	12,230,547	13,133,667	2.1	2.7
Commercial Services and Supplies	10	69,834,157	77,752,675	12.4	4.7
Communications Equipment	6	25,948,047	26,652,772	4.2	2.7
Computers and Peripherals	1	7,458,161	10,328,710	1.7	1.8
Construction Materials	1	5,566,260	5,701,245	0.9	—
Consumer Durables and Apparel	2	12,097,670	13,664,139	2.2	3.4
Consumer Staples	9	43,646,919	50,372,187	8.1	3.4
Containers and Packaging	1	3,164,925	4,128,465	0.7	1.8
Electronic Equipment and Instruments	3	20,129,177	19,429,195	3.1	3.8
Energy	4	21,202,514	25,546,542	4.1	1.6
Financials	1	3,841,073	4,512,143	0.7	3.9
Health Care Equipment and Services	15	83,008,689	93,163,480	14.9	11.3
Hotels, Restaurants and Leisure	6	19,867,906	27,331,938	4.4	7.7
Media	2	7,440,334	6,693,373	1.1	3.8
Office Electronics	—	—	—	—	1.0
Paper and Forest Products	1	3,386,379	3,497,410	0.6	2.3
Pharmaceuticals and Biotechnology	12	40,065,698	47,959,539	7.7	13.0
Retailing	5	25,419,116	28,807,230	4.6	4.9
Semiconductors and Semiconductor Equipment	6	21,294,194	23,077,046	3.7	2.8
Software and Services	10	66,614,448	70,805,405	11.3	10.5
Telecommunication Services	1	3,988,795	3,899,280	0.6	0.9
Transportation	2	8,769,256	9,958,383	1.6	2.9
Utilities	1	10,475,428	11,346,018	1.8	—
	106	548,742,598	614,648,155	98.4	97.9
Short-Term Holding and Other Assets Less Liabilities	1	10,458,218	10,458,218	1.6	2.1
Net Assets	107	$559,200,816	$625,106,373	100.0	100.0

4

Portfolio Overview (unaudited)

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
ARAMARK (Class B)*	Ameritrade Holding**
Sports Authority*	Network Associates**
AES*	CSX**
Avaya*	Rockwell Automation**
DST Systems*	Staples**
AGCO*	Fastenal**
Fisher Scientific International*	Biogen
Biomet	MeadWestvaco
Airgas*	Affymetrix
Manpower*	Univison Communications (Class A)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
__________
*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2004

Security	Value	Percent of Net Assets
Herman Miller	$14,806,039	2.4
ARAMARK (Class B)	13,919,840	2.2
Caremark Rx	13,841,388	2.2
Biomet	12,743,368	2.0
Fiserv	12,463,325	2.0
Smith International	11,731,904	1.9
Sports Authority	11,362,350	1.8
AES	11,346,018	1.8
DST Systems	11,339,622	1.8
Smithfield Foods	10,925,040	1.7

Largest Industries
June 30, 2004

5

Portfolio of Investments (unaudited)
June 30, 2004

	Shares	Value
Common Stocks 98.4%
Automobiles and Components 1.2%
Gentex*	183,300	$7,260,513

Capital Goods 4.7%
AGCO*	498,400	10,152,408
American Standard*	119,400	4,813,014
CNH Global	393,000	8,111,520
Fluor	137,400	6,549,858
		29,626,800

Chemicals 2.1%
Airgas	407,700	9,748,107
Ecolab	106,800	3,385,560
		13,133,667

Commercial Services and Supplies 12.4%
Allied Waste Industries*	484,200	6,381,756
ARAMARK (Class B)	484,000	13,919,840
Avery Dennison	72,000	4,608,720
Cintas	135,400	6,453,841
Iron Mountain*	90,800	4,382,008
Manpower	181,400	9,209,678
Herman Miller	511,700	14,806,039
Monster Worldwide*	117,000	3,008,070
Robert Half International	335,500	9,987,835
United Rentals*	279,200	4,994,888
		77,752,675

Communications Equipment 4.2%
ADTRAN	109,700	3,660,140
ARRIS Group*	468,700	2,786,421
Avaya*	598,600	9,451,894
Corning*	241,600	3,155,296
JDS Uniphase*	601,000	2,280,795
Sierra Wireless* (Canada)	143,600	5,318,226
		26,652,772

Computers and Peripherals 1.7%
Lexmark International (Class A)*	107,000	10,328,710

Construction Materials 0.9%
Vulcan Materials	119,900	5,701,245

__________
See footnotes on page 9.

6

Portfolio of Investments (unaudited)
June 30, 2004

	Shares	Value
Consumer Durables and Apparel 2.2%
Brunswick	227,200	$9,269,760
Jarden*	122,100	4,394,379
		13,664,139

Consumer Staples 8.1%
Clorox	125,900	6,770,902
Cott*	222,800	7,218,720
Dean Foods*	201,500	7,517,965
Hershey Foods	68,800	3,183,376
NeighborCare*	66,100	2,065,294
Pepsi Bottling Group	207,100	6,324,834
Smithfield Foods*	371,600	10,925,040
Whole Foods Market	31,600	3,011,796
William Wrigley, Jr.	53,200	3,354,260
		50,372,187

Containers and Packaging 0.7%
Ball	57,300	4,128,465

Electronic Equipment and Instruments 3.1%
PerkinElmer	357,900	7,172,316
Symbol Technologies	403,900	5,953,486
Trimble Navigation*	226,700	6,303,393
		19,429,195

Energy 4.1%
BJ Services*	87,300	4,001,832
EOG Resources	58,600	3,499,006
Noble Energy	123,800	6,313,800
Smith International*	210,400	11,731,904
		25,546,542

Financials 0.7%
T. Rowe Price Group	89,500	4,512,143

Health Care Equipment and Services 14.9%
Aetna	35,800	3,043,000
Anthem*	68,200	6,107,992
C.R. Bard	66,400	3,761,560
Biomet	286,400	12,743,368
Caremark Rx*	420,200	13,841,388
Community Health Sytems*	141,300	3,782,601
Fisher Scientific International*	173,400	10,013,850
Given Imaging*	58,100	2,057,321
Immucor*	101,700	3,300,674
Lincare Holdings*	68,100	2,233,680

__________
See footnotes on page 9.

7

Portfolio of Investments (unaudited)
June 30, 2004

	Shares	Value
Health Care Equipment and Services (continued)
McKesson	183,200	$6,289,256
Millipore*	82,700	4,661,799
St. Jude Medical*	105,000	7,943,250
Henry Schein*	108,300	6,830,481
Zimmer Holdings*	74,300	6,553,260
		93,163,480

Hotels, Restaurants and Leisure 4.4%
Cheesecake Factory*	45,900	1,824,754
Mandalay Resort Group*	62,400	4,283,136
Marriot International (Class A)	63,800	3,182,344
Starbucks*	142,400	6,192,264
Starwood Hotels and Resorts Worldwide	159,200	7,140,120
Station Casinos	97,300	4,709,320
		27,331,938

Media 1.1%
Interpublic Group of Companies*	320,500	4,400,465
Salem Communications (Class A)*	84,500	2,292,908
		6,693,373

Paper and Forest Products 0.6%
MeadWestvaco	119,000	3,497,410

Pharmaceuticals and Biotechnology 7.7%
Affymetrix*	80,000	2,617,600
Amylin Pharmaceuticals*	78,900	1,797,736
Atrix Laboratories*	69,600	2,385,888
Biogen Idec*	145,410	9,202,272
Celgene*	76,300	4,377,713
Eyetech Pharmaceuticals*	55,200	2,366,700
Gen-Probe*	56,300	2,663,835
Martek Biosciences*	65,400	3,673,191
Medicis Pharmaceutical (Class A)	156,400	6,248,180
MedImmune*	178,800	4,186,602
Nektar Therapeutics*	89,200	1,778,202
Sepracor*	126,000	6,661,620
		47,959,539

Retailing 4.6%
Chico's FAS*	130,400	5,888,864
Sports Authority*	316,500	11,362,350
Tractor Supply*	107,100	4,480,528
Urban Outfitters*	66,100	4,026,482
Weight Watchers International*	77,900	3,049,006
		28,807,230

__________
See footnotes on page 9.

8

Portfolio of Investments (unaudited)
June 30, 2004

	Shares or Principal Amount		Value
Semiconductors and Semiconductor Equipment 3.7%
Agere Systems (Class A)*	1,591,400	shs.	$3,660,220
ATI Technologies*	184,800		3,485,328
Broadcom (Class A)*	147,600		6,901,776
Credence Systems*	327,800		4,510,528
RF Micro Devices*	313,600		2,347,296
Skyworks Solutions*	249,500		2,171,898
			23,077,046

Software and Services 11.3%
Affiliated Computer Services (Class A)*	120,800		6,395,152
Citrix Systems*	378,700		7,710,332
Cognos*	94,000		3,399,510
DST Systems*	235,800		11,339,622
Fiserv*	320,600		12,463,325
InfoSpace*	118,000		4,483,410
Mercury Interactive*	178,500		8,904,473
Sabre Holdings (Class A)	107,800		2,987,138
Siebel Systems*	833,000		8,900,605
Symantec*	96,400		4,221,838
			70,805,405

Telecommunication Services 0.6%
Sprint (FON Group)	221,500		3,899,280

Transportation 1.6%
Expeditors International of Washington	100,600		4,952,538
Southwest Airlines	298,500		5,005,845
			9,958,383

Utilities 1.8%
AES*	1,142,600		11,346,018

Total Common Stocks (Cost $548,742,598)			614,648,155

Repurchase Agreement 2.0%
State Street Bank & Trust 1.18%, dated 6/30/2004,
maturing 7/1/2004 in the amount of $12,634,414, collateralized by: $10,560,000 US Treasury Notes 10.375%, 11/15/2012,
with a fair market value of $13,015,200 (Cost $12,634,000)	$12,634,000		12,634,000
Total Investments (Cost $561,376,598) 100.4%			627,282,155
Other Assets Less Liabilities (0.4)%			(2,175,782)
Net Assets 100.0%			$625,106,373
__________
* Non-income producing security.
See Notes to Financial Statements.

9

Statement of Assets and Liabilities (unaudited)
June 30, 2004

Assets:
Investments, at value:
Common stocks (cost $548,742,598)	$ 614,648,155
Repurchase agreement (cost $12,634,000)	12,634,000
Total investments (cost $561,376,598)	627,282,155
Cash	193,620
Receivable for securities sold	8,425,070
Receivable for Capital Stock sold	374,627
Investment in, and expenses prepaid to, shareholder service agent	173,370
Receivable for dividends and interest	68,162
Other	8,614
Total Assets	636,525,618

Liabilities:
Payable for securities purchased	8,939,247
Payable for Capital Stock repurchased	1,628,621
Management fee payable	429,232
Distribution and service fees payable	270,003
Accrued expenses and other	152,142
Total Liabilities	11,419,245
Net Assets	$625,106,373

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 35,180,187 shares outstanding):
Class A	21,523,709
Class B	5,463,083
Class C	4,438,677
Class D	2,863,135
Class I	859,107
Class R	32,476
Additional paid-in capital	808,964,081
Accumulated net investment loss	(4,058,902)
Accumulated net realized loss	(280,884,550)
Net unrealized appreciation of investments	65,905,557
Net Assets	$625,106,373

Net Asset Value Per Share:
Class A ($404,861,602 ÷ 21,523,709 shares)	$18.81
Class B ($86,908,576 ÷ 5,463,083 shares)	$15.91
Class C ($70,755,741 ÷ 4,438,677 shares)	$15.94
Class D ($45,612,093 ÷ 2,863,135 shares)	$15.93
Class I ($16,358,521 ÷ 859,107 shares)	$19.04
Class R ($609,840 ÷ 32,476 shares)	$18.78

__________
See Notes to Financial Statements.

10

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2004

Investment Income:
Dividends (net of tax withheld of $14,738)	$ 1,336,218
Interest	108,200
Total Investment Income	1,444,418

Expenses:
Management fees	2,669,695
Distribution and service fees	1,541,248
Shareholder account services	1,026,249
Custody and related services	66,306
Registration	57,547
Shareholder reports and communications	34,894
Auditing and legal fees	34,297
Directors’ fees and expenses	11,526
Miscellaneous	22,737
Total Expenses	5,464,499
Net Investment Loss	(4,020,081)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	75,019,176
Payments received from the Manager (Note 8)	8,070
Net change in unrealized appreciation of investments	(32,409,296)
Net Gain on Investments	42,617,950
Increase in Net Assets from Operations	$38,597,869

__________
See Notes to Financial Statements.

11

Statements of Changes in Net Assets (unaudited)

	Six Months Ended	Year Ended
	June 30, 2004	December 31, 2003
Operations:
Net investment loss	$ (4,020,081)	$ (7,342,045)
Net realized gain on investments	75,019,176	100,473,469
Payments received from the Manager (Note 8)	8,070	—
Net change in unrealized appreciation of investments	(32,409,296)	74,511,868
Increase in Net Assets from Operations	38,597,869	167,643,292

Capital Share Transactions:
Net proceeds from sales of shares	34,035,040	76,421,851
Exchanged from associated funds	8,945,384	30,004,464
Total	42,980,424	106,426,315
Cost of shares repurchased	(69,431,550)	(146,427,860)
Exchanged into associated funds	(7,313,997)	(35,871,597)
Total	(76,745,547)	(182,299,457)
Decrease in Net Assets from Capital Share Transactions	(33,765,123)	(75,873,142)
Increase in Net Assets	4,832,746	91,770,150

Net Assets:
Beginning of period	620,273,627	528,503,477
End of Period (net of accumulated net investment loss of
$4,058,902 and $38,821, respectively)	$625,106,373	$620,273,627

__________
See Notes to Financial Statements.

12

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares — Seligman Capital Fund, Inc. (the "Fund") offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the "Manager") based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

13

Notes to Financial Statements (unaudited)
b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2004, amounted to $659,155,048 and $694,406,423, respectively.
At June 30, 2004, the cost of investments for federal income tax purposes was $563,229,837. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $1,853,239. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $76,627,165 and $10,721,608, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.85% per annum of the first $1 billion of the Fund’s average daily net assets, 0.80% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund’s average daily net assets.

14

Notes to Financial Statements (unaudited)

Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $8,932 from sales of Class A shares. Commissions of $70,238 and $20,651 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2004, fees incurred under the Plan aggregated $497,818 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended June 30, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $447,430, $366,716, $228,366 and $918, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the six months ended June 30, 2004, such charges amounted to $21,406.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2004, amounted to $10,108.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2004, Seligman Services, Inc. received commissions of $2,580 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $39,513, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,026,249 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

15

Notes to Financial Statements (unaudited)

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the "Guarantors") have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the "Guaranties"). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2004, the Fund’s potential obligation under the Guaranties is $438,700. As of June 30, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2004, of $31,393 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2004, the Fund did not borrow from the credit facility.

6.	Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $354,160,334 which is available for offset against future taxable net capital gains, with $129,170,817 expiring in 2009 and $224,989,517 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

16

Notes to Financial Statements (unaudited)

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	June 30, 2004		December 31, 2003
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,248,335	$22,966,898	3,942,816	$56,390,585
Exchanged from associated funds	273,315	5,049,340	1,465,488	21,085,710
Converted from Class B**	68,847	1,274,252	—	—
Total	1,590,497	29,290,490	5,408,304	77,476,295
Cost of shares repurchased	(2,305,349)	(42,465,287)	(6,606,988)	(97,403,265)
Exchanged into associated funds	(187,628)	(3,397,591)	(1,952,429)	(27,423,577)
Total	(2,492,977)	(45,862,878)	(8,559,417)	(124,826,842)
Decrease	(902,480)	$(16,572,388)	(3,151,113)	$(47,350,547)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	103,643	$1,622,212	357,908	$4,400,489
Exchanged from associated funds	121,069	1,891,478	336,564	4,274,380
Total	224,712	3,513,690	694,472	8,674,869
Cost of shares repurchased	(607,426)	(9,444,242)	(1,303,872)	(16,377,072)
Exchanged into associated funds	(121,994)	(1,893,708)	(372,566)	(4,426,190)
Converted to Class A**	(81,302)	(1,274,252)	—	—
Total	(810,722)	(12,612,202)	(1,676,438)	(20,803,262)
Decrease	(586,010)	$(9,098,512)	(981,966)	$(12,128,393)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	173,586	$2,709,500	527,611	6,542,773
Exchanged from associated funds	27,353	431,081	149,299	1,831,592
Total	200,939	3,140,581	676,910	8,374,365
Cost of shares repurchased	(683,626)	(10,671,747)	(1,519,789)	(19,030,549)
Exchanged into associated funds	(47,925)	(737,530)	(200,218)	(2,411,843)
Total	(731,551)	(11,409,277)	(1,720,007)	(21,442,392)
Decrease	(530,612)	$(8,268,696)	(1,043,097)	$(13,068,027)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	255,196	$3,989,862	437,419	$5,397,843
Exchanged from associated funds	101,124	1,573,485	221,629	2,812,782
Total	356,320	5,563,347	659,048	8,210,625
Cost of shares repurchased	(405,651)	(6,325,949)	(1,015,613)	(12,576,420)
Exchanged into associated funds	(83,397)	(1,285,168)	(131,021)	(1,609,987)
Total	(489,048)	(7,611,117)	(1,146,634)	(14,186,407)
Decrease	(132,728)	$(2,047,770)	(487,586)	$(5,975,782)

__________
See footnotes on page 18.

17

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	June 30, 2004		December 31, 2003
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	113,571	$2,089,118	247,435	$3,688,661
Cost of shares repurchased	(24,960)	(464,125)	(69,126)	(1,040,554)
Increase	88,611	$1,624,993	178,309	$2,648,107

			April 30, 2003* to
			December 31, 2003
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	35,632	$657,450	112	$1,500
Cost of shares repurchased	(3,268)	(60,200)	—	—
Increase	32,364	$597,250	112	$1,500

  __________
     * Commencement of offering of shares.
       ** Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

8.	Other Matters — The Manager has conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies ("Seligman Funds"). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the "SEC"), the NASD and the Attorney General of the State of New York also are reviewing these matters.
The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not adversely affect Seligman Capital Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $8,070 paid to Seligman Capital Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

18

Financial Highlights (unaudited)
The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
		Year Ended December 31,
	Six Months Ended 6/30/04	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Period	$17.66	$13.11	$19.66	$23.81	$27.01	$20.06
Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.16)	(0.14)	(0.13)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	1.26	4.71	(6.41)	(3.51)	2.85	9.80
Total from Investment Operations	1.15	4.55	(6.55)	(3.64)	2.76	9.72
Less Distributions:
Distributions from net realized capital gain	—	—	—	(0.51)	(5.96)	(2.77)
Total Distributions	—	—	—	(0.51)	(5.96)	(2.77)
Net Asset Value, End of Period	$18.81	$17.66	$13.11	$19.66	$23.81	$27.01

Total Return:	6.51%	34.71%	(33.32)%	(15.05)%	7.72%	50.71%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$404,862	$396,147	$335,220	$480,222	$516,836	$385,379
Ratio of expenses to average net assets	1.50%†	1.57%	1.34%	1.08%	0.98%	1.02%
Ratio of net investment loss
to average net assets	(1.04)%†	(1.08)%	(0.93)%	(0.65)%	(0.29)%	(0.39)%
Portfolio turnover rate	107.68%	142.14%	132.45%	207.04%	212.97%	174.68%
__________
See footnotes on page 23.

19

Financial Highlights (unaudited)

CLASS B
		Year Ended December 31,
	Six Months Ended 6/30/04	2003	2002	2001	2000	1999
Per Share Data:

Net Asset Value, Beginning of Period	$15.00	$11.21	$16.95	$20.77	$24.35	$18.44
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.23)	(0.23)	(0.24)	(0.28)	(0.22)
Net realized and unrealized gain (loss) on investments	1.05	4.02	(5.51)	(3.07)	2.66	8.90
Total from Investment Operations	0.91	3.79	(5.74)	(3.31)	2.38	8.68
Less Distributions:
Distributions from net realized capital gain	—	—	—	(0.51)	(5.96)	(2.77)
Total Distributions	—	—	—	(0.51)	(5.96)	(2.77)
Net Asset Value, End of Period	$15.91	$15.00	$11.21	$16.95	$20.77	$24.35

Total Return:	6.07%	33.81%	(33.86)%	(15.67)%	6.99%	49.51%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$86,909	$90,719	$78,832	$133,664	$129,476	$29,097
Ratio of expenses to average net assets	2.25%†	2.32%	2.09%	1.83%	1.73%	1.77%
Ratio of net investment loss to average net assets	(1.79)%†	(1.83)%	(1.68)%	(1.40)%	(1.04)%	(1.14)%
Portfolio turnover rate	107.68%	142.14%	132.45%	207.04%	212.97%	174.68%
__________
See footnotes on page 23.

20

Financial Highlights (unaudited)

CLASS C
	Six Months Ended	Year Ended December 31,				5/27/99* to
	6/30/04	2003	2002	2001	2000	12/31/99
Per Share Data:
Net Asset Value, Beginning of Period	$15.03	$11.23	$16.98	$20.81	$24.38	$18.12
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.23)	(0.23)	(0.24)	(0.28)	(0.11)
Net realized and unrealized gain (loss) on investments	1.05	4.03	(5.52)	(3.08)	2.67	9.14
Total from Investment Operations	0.91	3.80	(5.75)	(3.32)	2.39	9.03
Less Distributions:
Distributions from net realized capital gain	—	—	—	(0.51)	(5.96)	(2.77)
Total Distributions	—	—	—	(0.51)	(5.96)	(2.77)

Net Asset Value, End of Period	$15.94	$15.03	$11.23	$16.98	$20.81	$24.38
Total Return:	6.06%	33.84%	(33.86)%	(15.69)%	7.03%	52.33%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$70,756	$74,672	$67,545	$123,225	$108,341	$7,202
Ratio of expenses to average net assets	2.25%†	2.32%	2.09%	1.83%	1.73%	1.75%†
Ratio of net investment loss to average net assets	(1.79)%†	(1.83)%	(1.68)%	(1.40)%	(1.04)%	(1.02)%†
Portfolio turnover rate	107.68%	142.14%	132.45%	207.04%	212.97%	174.68%††

__________
See footnotes on page 23.

21

Financial Highlights (unaudited)
CLASS D
	Six Months Ended	Year Ended December 31,
	6/30/04	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Period	$15.02	$11.23	$16.97	$20.79	$24.38	$18.45
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.23)	(0.23)	(0.24)	(0.28)	(0.22)
Net realized and unrealized gain (loss) on investments	1.05	4.02	(5.51)	(3.07)	2.65	8.92
Total from Investment Operations	0.91	3.79	(5.74)	(3.31)	2.37	8.70
Less Distributions:
Distributions from net realized capital gain	—	—	—	(0.51)	(5.96)	(2.77)
Total Distributions	—	—	—	(0.51)	(5.96)	(2.77)
Net Asset Value, End of Period	$15.93	$15.02	$11.23	$16.97	$20.79	$24.38

Total Return:	6.06%	33.75%	(33.82)%	(15.65)%	6.94%	49.60%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$45,612	$44,990	$39,110	$68,078	$82,387	$39,781
Ratio of expenses to average net assets	2.25%†	2.32%	2.09%	1.83%	1.73%	1.77%
Ratio of net investment loss to average net assets	(1.79)%†	(1.83)%	(1.68)%	(1.40)%	(1.04)%	(1.14)%
Portfolio turnover rate	107.68%	142.14%	132.45%	207.04%	212.97%	174.68%

__________
See footnotes on page 23.

22

Financial Highlights (unaudited)
CLASS I						CLASS R
	Six Months Ended	Year Ended December 31,		11/30/01* to		Six Months Ended	4/30/03* to
	6/30/04	2003	2002	12/31/01		6/30/04	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$17.84	$13.17	$19.66	$19.24		$17.65	$13.42
Income (Loss) from Investment Operations:
Net investment loss	(0.05)	(0.08)	(0.06)	(0.01)		(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	1.25	4.75	(6.43)	0.43		1.25	4.36
Total from Investment Operations	1.20	4.67	(6.49)	0.42		1.13	4.23
Net Asset Value, End of Period	$19.04	$17.84	$13.17	$19.66		$18.78	$17.65

Total Return:	6.73%	35.46%	(33.01)%	2.18%		6.40%	31.52%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$16,359	$13,744	$7,796	$227		$610	$2
Ratio of expenses to average net assets	1.00%†	1.06%	0.83%	0.68	%†	1.75%†	1.79	%†
Ratio of net investment loss to average net assets	(0.53)%†	(0.54)%	(0.43)%	(0.14	)%†	(1.29)%†	(1.23	)%†
Portfolio turnover rate	107.68%	142.14%	132.45%	207.04	%†††	107.68%	142.14	%‡
Without expense reimbursement:Ø
Ratio of expenses to average net assets			0.85%	1.05	%†
Ratio of net investment loss to average net assets			(0.45)%	(0.50	)%†

__________
*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
‡	For the year ended December 31, 2003.
Ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
See Notes to Financial Statements.

23

Board of Directors

Robert B. Catell 2, 3		William C. Morris
•	Chairman, Chief Executive Officer and Director, KeySpan Corporation	•	Chairman, J. & W. Seligman & Co. Incorporated
		•	Chairman, Carbo Ceramics Inc.

John R. Galvin 1, 3		Leroy C. Richie 1, 3
•	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University	•	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
		•	Director, Kerr-McGee Corporation

Alice S. Ilchman 2, 3		Robert L. Shafer 2, 3
•	President Emerita, Sarah Lawrence College	•	Retired Vice President, Pfizer Inc.
•	Director, Jeannette K. Watson Summer Fellowship
•	Trustee, Committee for Economic Development

Frank A. McPherson 2, 3		James N. Whitson 1, 3
•	Retired Chairman of the Board and Chief Executive Officer,	•	Retired Executive Vice President and Chief Operating Officer,
	Kerr-McGee Corporation		Sammons Enterprises, Inc.
•	Director, ConocoPhillips	•	Director, CommScope, Inc.
•	Director, Integris Health

John E. Merow 1, 3		Brian T. Zino
•	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP	•	Director and President, J. & W. Seligman & Co. Incorporated
•	Director, Commonwealth Industries, Inc.	•	Chairman, Seligman Data Corp.
•	Trustee, New York-Presbyterian Hospital	•	Director, ICI Mutual Insurance Company
		•	Member of the Board of Governors, Investment Company Institute

Betsy S. Michel 1, 3
•	Trustee, The Geraldine R. Dodge Foundation	Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers
William C. Morris	Marion S. Schultheis
Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel
President and Chief Executive Officer	Vice President and Treasurer

Thomas G. Rose	Frank J. Nasta
Vice President	Secretary

24

Manager
J. & W. Seligman & Co. Incorporated 100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc. 100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp. 100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

For More Information
Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available to shareholders (i) without charge, upon request, by calling toll-free
800-221-2450 in the US or collect 212-682-7600 outside the US and (ii) on the
SEC’s website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Capital Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQCA3 6/04

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CAPITAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 1, 2004

By:	/S/LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	September 1, 2004

SELIGMAN CAPITAL FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.